Supplement Dated Oct. 30, 2003*
         to the Statement of Additional Information Dated Oct. 30, 2003
       of American Express(R) Variable Portfolio Funds S-6466-20 W (10/03)



The first paragraph in the subsection entitled Subadviser under the Investment Management Service Agreement section has been deleted and the following text has been inserted:

American Express Asset Management International Inc.: American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, MN 55474, subadvises the assets in the Emerging Markets and International Fund. AEAMI, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Investment decisions for Emerging Markets and International Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly owned subsidiary of AEFC.

S-6466-36 C (10/03)

* Valid until Oct. 30, 2004.